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                                                                EXHIBIT 10.15

          PROTOTYPE MONEY PURCHASE ADOPTION AGREEMENT - STANDARD - 002

The undersigned employer(s) THIRD QUARTER CORPORATION hereinafter referred to as the "Employer," hereby adopts the THIRD QUARTER CORP. Standard Prototype Money Purchase Pension Plan and Trust.


1.   EMPLOYER TAX IDENTIFICATION NUMBER:         35-1846155

2.   The EFFECTIVE DATE of the Plan shall be:    January 1, 1994

3.   The EFFECTIVE DATE of this amendment:       ____________________

4.   The ANNIVERSARY DATE of the Plan shall be:  December 31, 1994

5.   The ENTRY DATE(S) of the Plan:

     5.1  January 1, 1994 shall be the first Entry Date.

     5.2  July 1, 1994 shall be the second Entry Date.

          (The Entry Date(s) may not postpone entry into the Plan later than the earlier of (a) the first day of the Plan Year beginning after the date on which an Employee satisfies the requirements of Section 6 below, or
          (b) the date six months after the date such requirements were satisfied.)


6. ELIGIBILITY REQUIREMENTS -- Each Employee will be eligible to participate in the Plan in accordance with Section 5 of this Adoption Agreement, except the following:

     6.1   X   Employees who have not attained the age of 21 (cannot exceed 21)
          ---

     6.2   X   Employees who have not completed 1 Year(s) of Service (cannot
          ---
          exceed 1 year unless the Plan provides nonforfeitable right to 100% of the Participant's account balance derived from Employer contributions after not more than 2 Years of Service in which case up to 2 years is permissible. If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified Hours of Service to receive credit for such fractions year).

     6.3   X   Employees included in a unit of Employees covered by a collective
          ---
          bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

     6.4   X   Employees who are nonresident aliens and who receive no earned
          ---
          income from the Employer which constitutes income from sources within the United States.

      The term "Employee" shall include all Employees of this Employer and any other employer aggregated with this Employer under Internal Revenue Code
      Section 414(b), (c) or (m) and individuals required to be considered Employees of any such Employer under Code Section 414(n) or under regulations under Code Section 414(o).





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7.   COMPENSATION shall mean all of each Participant's:
     7.1  X   W-2 earnings.
         ----

     7.2 ____ Compensation (as that term is defined in Section 415(c)(3) of the Code).

     Which is actually paid to the Participant during:

     7.3  X   The Plan Year.
         ----

     7.4 ____ The taxable year ending with or within the Plan Year.

     7.5 ____ The Limitation Year ending with or within the Plan Year.

     COMPENSATION:

     7.6 ____ Shall include

     7.7 ____ Shall not include

     Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the employee under sections I25, 402(a)(8), 402(h) or 403(b) or the Code.

8.   NORMAL RETIREMENT AGE shall mean:

            The later of age 62 (not to exceed age 65) or the ____ (not to exceed 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

9. VESTING -- If a Participant terminates prior to Normal Retirement Age he shall receive a percentage of his Accrued Benefit according to the vesting schedule checked below:

     9.1 ____ One Hundred Percent schedule - 100% at all times.

     9.2  X   Twenty Percent Schedule - (20%) after the second Covered Year of
         ----
              Service and 20% for each additional Covered Year or Service.

     9.3 ____ Variable Schedule - Based on Covered Years of Service after Year:

         1. ____                 3. ____ (at least 40%)  5. ____ (at least 80%)
         2. ____ (at least 20%)  4. ____ (At least 60%)  6. 100%
                                                            ----
     9.4 ____ Three Year Vesting Schedule - 100% after three (3) Covered Years of Service.

     Notwithstanding the above, the Accrued Benefit shall become full vested at Normal Retirement Age.

10. CONTRIBUTIONS -- Employer contributions will be calculated based on Compensation of those Participants who are New or active Participants who have not incurred a Break in Service.

     10.1  X   The Employer hereby agrees to contribute to the Plan an
          ----
          amount equal to 10 percent (not to exceed 25%) of Compensation.



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      10.2 The Employer hereby agrees to contribute an amount equal to
           _____ % ( Base Contribution Percentage, not less 8%) of each Participant's Compensation as defined in Section 5.8(D) (d) of the
           Plan) for the Plan Year up to the Integration Level plus _____ % (not less than 3%) and nor to exceed the Base Contribution Percentage by more than the lesser of: (1) the Base Contribution Percentage, or (2) the Money Purchase Maximum Disparity Rate) of such Participant's Excess Compensation as defined in Section 12.

           The above excess percentage rate shall not exceed the rates applicable to the Employer for old age insurance under the Social Security Act for such Plan Year of Compensation. Both the taxable wage base and old age insurance tax rate are those in effect on the first day of the Plan Year. Such amount will be allocated directly to such Participant's Account in the same manner as calculating the contribution and no allowance shall be made under Section 11 of the Adoption Agreement.

      10.3 _____ Forfeitures of Employer Contributions shall be applied to reduce the Employer's Contribution.

      10.4 _____ Forfeitures of Employer Contributions shall be added to the Employer's Contribution in the year of forfeiture and allocated therewith.

11. ALLOCATION OF CONTRIBUTIONS -- The Employer contribution to the Plan will be allocated among Participant Accounts:

      11.1 ALLOCATED BASED ON COMPENSATION -- In the ratio which each Participant's Compensation bears to the Compensation paid to all Participants.

      11.2   X   ALLOCATION UNDER PERMITTED DISPARITY RULES -- Employer
           contributions for the Plan Year plus any forfeiture will be allocated to Participant's accounts as follows:

           If the Plan is Top Heavy for the Plan (as defined in Section 8 of the Plan document) begin at step (1); otherwise, begin at step (3).

           (1) Contributions and forfeitures will be allocable to each Participant's account in the ratio that each Participant's total Compensation bears to all Participant's total Compensation, but not in excess of 3% of each Participant's Compensation.

           (2) Any contributions and forfeitures remaining after the allocation in (1) above will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the Integration Level bears to the Excess Compensation of all Participants, but no in excess of 3%.

           (3) Any contributions and forfeitures (remaining after the allocation in (2) above in the case of a Top Heavy Plan) will be allocated to each Participant's account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level bears to the sum of all Participant's total Compensation and Compensation in excess of the Integration Level, but not in excess of the Money Purchase Maximum Disparity Rate.

           (4) Any remaining Employer contributions or forfeitures will be allocated to each participant's account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participant's total Compensation for that year.



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12.  EXCESS COMPENSATION -- Shall mean compensation in excess:


     12.1   X   of the Taxable Wage Base in effect as of the beginning of the Plan Year.
           ---

     12.2       of $____________ (a dollar amount less than the Taxable Wage Base).
           ---

     12.3       of ______% of the Taxable Wage Base (not to exceed 100%).
           ---


13.  INDIVIDUAL INVESTMENT ACCOUNTS


     13.1       Will not be used.
           ---

     13.2   X   Will be used as follows:
           ---


     Each Participant will have a separate Individual Investment Account which will contain the amount allocated to the Participant Account. Each Participant will have the power to direct the investment with respect to his Individual Investment Account subject to such rules as the Administrator and the Trustee may deem necessary. Gains and losses of the Account shall accrue to such Account only.


14. LIMITATION YEAR shall mean each 12 consecutive month period ending on 12/31.

     NOTE: A written resolution must be adopted by the Employer if the Limitation Year is other than the calendar year.


15. LIMITATION IN BENEFITS -- If the Employer maintains or has ever, maintained, in addition to this Plan, one or more plans which are either qualified defined benefit plans or qualified defined contribution plans other than paired plan:

                       Plan #01 - Adoption Agreement 001
               Plan #02 - Adoption Agreements 001, 002, 005, 009

     in which any Participant in this Plan is (or was) a participant or could possibly become a participant, the Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2) under which amounts are treated as annual additions with respect to any Participant in this Plan.

     If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

     15.1 ____ The provisions of Section 5 5 (B) of the Plan will apply as if the other plan were a master or prototype plan.

     15.2 ____ The total Annual Additions will be limited to the maximum permissible amount and excess amounts will be reduced in a manner that precludes Employer discretion, as follows:


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15.3           If the Participant is or has ever been a Participant in
           ---
           a defined benefit plan maintained by the Employer, the benefits under the plans will be limited as follows (this method must preclude Employer discretion):

           ------------------------------------------------------------------

           ------------------------------------------------------------------


16. MINIMUM CONTRIBUTION FOR TOP HEAVY PLAN -- If the Employer maintains one or more defined benefit plan in which a Participant participates in addition to this Plan and does not maintain any other defined contribution plans in which a Participant participates, the minimum benefit requirement applicable to Top Heavy Plans shall be met under this Plan.

     If the minimum benefit requirement is met under this Plan, the additional minimum benefit:


     16.1       Shall be provided.
           ---

     16.2   X   Shall not be provided.
           ---


17.  YEAR OF SERVICE shall mean:


     17.1   X   1000 Hours of service.
           ---

     17.2       Hours of Service (less than 1000 Hours of Service).
           ---


18.  PREDECESSOR EMPLOYER -- Service with the following Predecessor
     Employer(s):

     --------------------------------------------------------------

     --------------------------------------------------------------

     shall be counted for purposes or:

     18.1       Eligibility Years of Service.
           ---
     18.2       Vesting (Covered Years or Service).
           ---
19.  ADMINISTRATOR shall mean:


     19.1   X   The Employer.
           ---

     19.2       Individuals specified in item 23 below.
           ---


20.  OTHER BENEFITS

     20.1       Early Retirement Benefit (fully vested): Subject to the
           ---
          Joint and Survivor Annuity requirements, any Participant may retire and receive the entire amount in his Participant Account provided he
          has attained age          and has at least          Covered Years
          of Service.      --------                  -------

21. ACTUARIAL EQUIVALENT -- For purposes of establishing present value to compute the top heavy ratio, benefit payments shall be discounted only for mortality and interest based on the following:

     21.1       Pre-Retirement Interest Rate       %.
           ---                               ----
     21.2       Post-Retirement Mortality Table       with      % interest.
           ---                                  ----       ----



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22.  PARTICIPATING AFFILIATES -- Each Affiliate (i.e., each member of a controlled group of corporations, commonly controlled group of trades or businesses. or an affiliated service group within the meaning of section 414 of the Code) must adopt this Plan as a Participating Affiliate. [Attach additional signature pages if there is more than one Participating Affiliate.]

     Participating Affiliate Name              Employer I.D.
                                 -----------                -------------
     Address                                   Taxable Year
            --------------------------------                -------------
     By                            Title              Date
        ---------------------------      ------------      --------------


23. ADMINISTRATOR -- If Option 19.2 is elected the following named individuals shall serve as Plan Administrator.

     Signature by the Administrator (if other than the Employer) is in acknowledgment of acceptance of appointment as Administrator

     Administrator(s) Name(s):             Signature(s):

     ------------------------------------- -------------------------------

     ------------------------------------- -------------------------------

24.  APPOINTMENT OF TRUSTEE OR CUSTODIAN (Select 24.1 or 24.2)

     Incorporated businesses must name a Trustee. Unincorporated businesses covering one or more Self Employed Individuals may appoint a Custodian or a Trustee.

     24.1           Trustee -
     ------

     Trustee Name:                     Signature(s):
                  --------------------              ------------------------

                  --------------------              ------------------------

     24.2   X  Custodian -
           ---

     -----------------------------------------------------------------------
     Signature of Authorized Individual Accepting Appointment


25. ADOPTION AGREEMENT USAGE -- This Adoption Agreement is only to be used with basic Defined Contribution Plan document 02.

     An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in Code Section 419A(d)(3), or an individual medical account. as defined in Section 415(1)(2) of the code) in addition to this Plan other than paired plans:

                        Plan #01 -Adoption Agreement 001
             Plan #02 - Adoption Agreements 003, 004, 007, 009, 010

     may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under
     Section 401 of the Internal Revenue Code. If the

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      Employer who adopts or maintains multiple plans other than the paired plans identified above wishes to obtain reliance that its plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

      Failure of the Employer to properly complete this Adoption Agreement may result in the disqualification of this Plan.

26. SPONSORING ORGANIZATION -- The Sponsoring organization or its authorized representative identified below will inform the adopting employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

      The organization sponsoring this Plan is PaineWebber, Incorporated.

      The authorized representative of the sponsoring organization is PaineWebber, Incorporated, Retirement Plans Department, 1200 Harbor Blvd. 4th Floor, Weehawken, New Jersey 07087. (20l) 902-3000.

      The Employer represents that the legal and tax aspects of this Plan and Trust have been duly considered and passed upon by its attorney and/or tax advisor who has determined that it is suitable and has been properly completed and adopted.


ADOPTION FOR THE EMPLOYER


/S/  12/28/94              /S/  Carl E. Voigt, IV  /S/  President
-------------------------  ----------------------  --------------
Date of Execution          Signature               Title


ACCEPTANCE BY PAINEWEBBER


-------------------------  ----------------------  --------------
Date of Execution          Signature               Title
